Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 13—Commitments and Contingencies

As of December 31, 2016, the Company has various non-cancelable operating leases primarily for its corporate and international offices. These leases expire at various times through 2022. The Company’s non-cancelable minimum lease commitments were as follows (in thousands):

Year	Amount
2017	$6,594
2018	8,216
2019	7,647
2020	7,258
2021	5,353
Thereafter	1,703

$36,771

Rent expense for non-cancelable operating leases was $1.2 million, $2.2 million and $4.8 million for the years ended December 31, 2014, 2015 and 2016, respectively.

As of December 31, 2016, the Company has non-cancelable commitments to its hosting services providers, marketing contracts and commitments to providers of software as a service. These commitments expire at various times through 2019. As of December 31, 2016, the Company’s purchase obligations were as follows (in thousands):

Year	Amount
2017	$2,920
2018	1,217
2019	358

$4,495

As of December 31, 2016, future principal payments for the financing obligation related to the purchase of software total $1.0 million and are scheduled to be paid in 2017.

Guarantees and Indemnification

In the ordinary course of business, the Company may provide indemnifications of varying scope and terms to clients, vendors, lessors, business partners, and other parties with respect to certain matters, including, but not limited to, losses arising out of breach of such agreements, services to be provided by the Company or from intellectual property infringement claims made by third parties. In addition, the Company has entered into indemnification agreements with directors and certain officers and employees that will require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors, officers or employees. No demands have been made upon the Company to provide indemnification under such agreements, and thus there are no claims that the Company is aware of that could have a material effect on the Company’s balance sheet, statement of operations or statement of cash flows. Accordingly, no amounts for any obligation have been recorded as of December 31, 2015 and 2016.

Litigation

From time to time, the Company is subject to various legal proceedings and claims, either asserted or unasserted, that arise in the ordinary course of business. Although the outcome of the various legal proceedings and claims cannot be predicted with certainty, management does not believe that any of these proceedings or other claims will have a material adverse effect on the Company’s business, financial condition, results of operations or cash flows.

Employment Contracts

The Company has entered into agreements with severance terms with certain employees and officers, all of whom are employed on an at-will basis, subject to certain severance obligations in the event of certain involuntary terminations. The Company may be required to accelerate the vesting of certain stock options in the event of changes in control, as defined and involuntary terminations.